Exhibit 99.1
MARKETAXESS ANNOUNCES IAIN N. BAILLIE TO STEP DOWN AS HEAD OF
MARKETAXESS EUROPE
NEW YORK, December 14, 2006 — MarketAxess Holdings Inc. (Nasdaq: MKTX), the operator of a leading electronic trading platform for U.S. and European high-grade corporate bonds, emerging markets bonds and other types of fixed income securities, today announced that Iain N. Baillie will step down as Head of MarketAxess Europe, effective December 29, 2006.
“When I joined MKTX almost four years ago, my mandate was to establish a leadership position in e-credit for our business here in Europe,” said Mr. Baillie. “Having accomplished this goal, I am looking forward to transitioning to an advisory role for MarketAxess, while we jointly pursue new business opportunities.”
Mr. Baillie has been Head of MarketAxess Europe since March 2003. A successor has not yet been named.
About MarketAxess
MarketAxess operates one of the leading platforms for the electronic trading of corporate bonds and certain other types of fixed-income securities, serving as an electronic platform through which our more than 650 active institutional investor clients can access the liquidity provided by our broker-dealer clients. MarketAxess’ multi-dealer trading platform allows our institutional investor clients to simultaneously request competitive, executable bids or offers from multiple broker-dealers, and to execute trades with the broker-dealer of their choice. MarketAxess offers our clients the ability to trade U.S. high-grade corporate bonds, European high-grade corporate bonds, credit default swaps, agencies, high-yield and emerging markets bonds. MarketAxess also provides data and analytical tools that help our clients make trading decisions, and we facilitate the trading process by electronically communicating order information between trading counterparties. Our DealerAxessTM trading service allows dealers to trade fixed-income securities with each other on our platform. MarketAxess’ current participating dealers are: ABN AMRO, Banc of America Securities, Barclays PLC, Bear Stearns, BNP Paribas, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, Dresdner Bank, DZ Bank, FTN Financial, Goldman Sachs, HSBC, ING Financial Markets, JP Morgan, Jefferies and Company, Lehman Brothers, Merrill Lynch, Morgan Stanley, RBC Capital Markets, The Royal Bank of Scotland, Santander Investment Securities, SG Corporate & Investment Banking, UBS and Wachovia Securities.
Cautionary Note Regarding Forward-Looking Statements
This press release may contain forward-looking statements, including statements about the outlook and prospects for Company and industry growth, as well as statements about the Company’s future financial and operating performance. These and other statements that relate to future results and events are based on MarketAxess’ current expectations. Actual results in future periods may differ materially from the those currently expected or desired because of a number of risks and uncertainties, including: our dependence on our broker-dealer clients; the level and intensity of competition in the fixed-income electronic trading industry and the pricing pressures that may result; the variability of our growth rate; our limited operating history; the level of trading volume transacted on the MarketAxess platform; the absolute level and direction of interest rates and the corresponding volatility in the corporate fixed-income market; our ability to develop new products and offerings and the market’s acceptance of those products; our ability to enter into strategic alliances and to acquire other businesses and successfully integrate them with our business; our future capital needs and our ability to obtain capital when needed; our exposure to risks resulting from non-performance by counterparties to transactions executed between our broker-dealer clients in which we act as an intermediary in matching back-to-back trades; and other factors. The Company’s actual results and financial condition may differ, perhaps materially, from the anticipated results and financial condition in any such forward-looking statements. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. More information about these and other factors affecting MarketAxess’ business and prospects is contained in MarketAxess’ periodic filings with the Securities and Exchange Commission and can be accessed at www.marketaxess.com.
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Media and Investor Relations Contacts:
Stephen Davidson
MarketAxess Holdings Inc.
+1-212-813-6021
Sharron Silvers
Gavin Anderson & Co.
+1-212-515-1931

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